                                                                     EXHIBIT 24
                       CARLSON RESTAURANTS WORLDWIDE INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of Carlson Restaurants Worldwide Inc., a Delaware corporation, does hereby make, constitute and appoint Jeff D. Warne and Leslie Sharman, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Class A Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of August, 1999.



                                               /s/ Wallace B. Doolin
                                               -------------------------------
                                               Wallace B. Doolin

                       CARLSON RESTAURANTS WORLDWIDE INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of Carlson Restaurants Worldwide Inc., a Delaware corporation, does hereby make, constitute and appoint Wallace
B. Doolin, Jeff D. Warne and Leslie Sharman, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement on Form S-1 to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Class A Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of August, 1999.



                                               /s/ Curtis C. Nelson
                                               -------------------------------
                                               Curtis C. Nelson

                       CARLSON RESTAURANTS WORLDWIDE INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of Carlson Restaurants Worldwide Inc., a Delaware corporation, does hereby make, constitute and appoint Wallace
B. Doolin, Jeff D. Warne and Leslie Sharman, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Class A Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of August, 1999.



                                               /s/ Martyn Redgrave
                                               -------------------------------
                                               Martyn Redgrave

                       CARLSON RESTAURANTS WORLDWIDE INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of Carlson Restaurants Worldwide Inc., a Delaware corporation, does hereby make, constitute and appoint Wallace
B. Doolin, Jeff D. Warne and Leslie Sharman, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Class A Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of August, 1999.



                                               /s/ Edwin C. Gage
                                               -------------------------------
                                               Edwin C. Gage

                       CARLSON RESTAURANTS WORLDWIDE INC.

                                Power of Attorney
                           of Director and/or Officer


     The undersigned director and/or officer of Carlson Restaurants Worldwide Inc., a Delaware corporation, does hereby make, constitute and appoint Wallace
B. Doolin, Jeff D. Warne and Leslie Sharman, and any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-1 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Class A Common Stock of said Company to be issued pursuant to a public offering, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and any of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of August, 1999.



                                               /s/ Ralph W. Beha
                                               -------------------------------
                                               Ralph W. Beha